SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 15, 2004

                               OMNICOM GROUP INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    New York
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                 (State or Other Jurisdiction of Incorporation)

         1-10551                                        13-1514814
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(Commission File Number)                    (I.R.S. Employer Identification No.)

                  437 Madison Avenue, New York, New York 10022
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               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 415-3600
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              (Registrant's Telephone Number, Including Area Code)

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Item 7. Financial Statements and Exhibits.

      (c)   Exhibits

            99.1  Supplemental Financial Information dated March 15, 2004.

Item 9. Regulation FD Disclosure.

      See "Item 12. Results of Operations and Financial Condition" below.

Item 12. Results of Operations and Financial Condition.

      On March 15, 2004, Omnicom posted the materials attached as Exhibit 99.1 on its web site (www.omnicomgroup.com).

      The foregoing information (including the exhibit hereto) is being furnished under "Item 9. Regulation FD Disclosure" and "Item 12. Results of Operations and Financial Condition." Such information (including the exhibit hereto) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

      The filing of this Report and the furnishing of this information pursuant to Items 9 and 12 (including the supplemental financial information) do not mean that such information is material or that disclosure of such information is required.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                OMNICOM GROUP INC.

                                By: /s/ PHILIP J. ANGELASTRO
                                    --------------------------------------------
                                    Philip J. Angelastro
                                    Senior Vice President Finance and Controller

Date: March 15, 2004

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                                  EXHIBIT INDEX

Exhibit
Number                     Description of Documents
-------                    ------------------------

 99.1     Supplemental Financial Information dated March 15, 2004.